UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 19, 2020

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 19, 2020, Royalty Pharma plc (the “Company”) announced its intent to offer, subject to market and other conditions, senior unsecured notes (the “Notes”) in a private offering only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Notes will be guaranteed on a senior unsecured basis by Royalty Pharma Holdings Ltd. The Company intends to use the net proceeds from the Notes, together with available cash on hand, to repay its existing Term Loan and Term Loan B facilities and to pay fees and expenses incurred in connection with the offering, with any remainder to be used for general corporate purposes.

A copy of the press release announcing the offering of the Notes is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

In connection with the offering of the Notes, the Company provided certain unaudited pro forma financial information to prospective eligible investors in a preliminary offering memorandum, dated August 19, 2020 (the “Offering Memorandum”). The Company is furnishing on this Current Report on Form 8-K such unaudited pro forma financial information excerpted from the Offering Memorandum, which is incorporated herein by reference as Exhibit 99.2.

The unaudited pro forma information does not purport to be indicative of the Company’s results of operations or financial position had the relevant transactions occurred on the dates assumed and does not project the Company’s results of operations or financial position for any future period or future date.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 19, 2020.
99.2	Unaudited Pro Forma Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2020

ROYALTY PHARMA PLC

By:	/s/ Pablo Legorreta
Pablo Legorreta
Chief Executive Officer